UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 27, 2022

COLUMBIA BANKING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Washington	000-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 A Street
Tacoma, WA 98402-2156
(Address of principal executive offices and zip code)
(253) 305-1900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, No Par Value	COLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
On April 27, 2022, Columbia Banking System, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”). There were 78,706,184 shares outstanding and entitled to vote at the 2022 Annual Meeting; of those shares 70,983,256 were present in person or by proxy. The following matters were voted upon at the 2022 Annual Meeting:

1.The election of twelve directors to serve on the Company's Board of Directors until the 2023 Annual Meeting or until their successors have been elected and have qualified;
2.An advisory (non-binding) resolution to approve the compensation of the Company's named executive officers; and
3.An advisory (non-binding) resolution to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

The following is a summary of the voting results for the matters voted upon by the shareholders.

1. Election of Directors

Director’s Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Craig D. Eerkes	66,661,632	564,003	131,455	3,626,166
Laura Alvarez Schrag	66,658,833	555,559	142,698	3,626,166
Ford Elsaesser	66,982,502	229,117	145,471	3,626,166
Mark A. Finkelstein	66,980,438	244,315	132,337	3,626,166
Eric S. Forrest	66,901,337	361,644	94,109	3,626,166
Michelle M. Lantow	66,317,709	896,715	142,666	3,626,166
Randal L. Lund	66,860,501	364,283	132,306	3,626,166
Tracy Mack-Askew	66,887,066	341,181	128,843	3,626,166
S. Mae Fujita Numata	66,312,369	917,904	126,817	3,626,166
Elizabeth W. Seaton	66,663,179	565,179	128,732	3,626,166
Clint E. Stein	66,929,243	295,555	132,292	3,626,166
Janine T. Terrano	66,888,296	339,773	129,021	3,626,166

2. Advisory (non-binding) Approval of Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,641,700	19,517,745	197,645	3,626,166

3. Advisory (non-binding) Ratification of Appointment of Independent Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,258,532	1,650,462	74,262	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

Date:	April 29, 2022	/s/ Kumi Yamamoto Baruffi
Kumi Yamamoto Baruffi
Executive Vice President
General Counsel, Corporate Secretary